UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2016

ALERE INC.
(Exact name of registrant as specified in charter)

Delaware	1‑16789	04‑3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts  02453
(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Update on Filing of Annual Report on Form 10-K

On February 26, 2016, Alere Inc., a Delaware corporation (“Alere” or the “Company”), filed a Form 12b-25 (the “Form 12b-25”) disclosing that the Company would be unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Form 10-K”) within the prescribed time period without unreasonable effort or expense.  The extension period provided under Rule 12b-25 expires on March 15, 2016.

The Company will be unable to file its 2015 Form 10-K within the extension period because it is continuing to conduct an analysis of certain aspects of the timing of revenue recognition, more specifically, revenue cutoff, in Africa and China for the years ended December 31, 2013, 2014 and 2015 (and each of the quarters in those annual periods).  Following the filing of the Form 12b-25, the Company determined it was appropriate to expand its analysis of these aspects of the timing of revenue recognition in Africa and China to include the years ended December 31, 2013 and 2014 (and each of the quarters in those annual periods) and to determine whether a material weakness existed at December 31, 2015.  The Company will not be able to file its 2015 Form 10-K until this analysis is completed.  The Company will file the 2015 Form 10-K as soon as practicable.

United States Department of Justice Subpoena

On March 11, 2016, the Company received a grand jury subpoena from the United States Department of Justice requiring the production of documents relating to, among other things, sales, sales practices and dealings with third-parties (including distributors and foreign governmental officials) in Africa, Asia and Latin America and other matters related to the U.S. Foreign Corrupt Practices Act.  The Company is in the process of responding to the subpoena and intends to cooperate with the government’s investigation.

Update on Abbott Transaction

As previously disclosed, on January 30, 2016, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Abbott Laboratories, an Illinois corporation (“Abbott”), pursuant to which Abbot will acquire the Company (the “Transaction”).  The Company does not expect to mail a definitive proxy statement relating to the special meeting of stockholders to be held for the purposes of adopting the Merger Agreement until after the Company files its 2015 Form 10-K.  The Company continues to expect to complete the Transaction by the end of 2016, subject to regulatory review, Alere stockholder approval and other customary closing conditions.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Alere by Abbott. In connection with the proposed acquisition, Alere intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Alere’s proxy statement in preliminary and definitive form. Stockholders of Alere are urged to read all relevant documents filed with the SEC, including Alere’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Alere at http://www.alere.com/en/home/investor-relations/sec-filings-and-financials.html or by directing a request to Juliet Cunningham, Vice President, Alere Investor Relations at 858-805-2232 or ir@alere.com.

Participants in the Solicitation

Alere and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Alere in favor of the proposed transaction.  Information about Alere’s directors and executive officers is set forth in Alere’s Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on June 12, 2015, and its Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2014, which was filed with the SEC on March 5, 2015, as amended on April 30, 2015, May 28, 2015 and November 13, 2015. Information concerning the interests of Alere's participants in the solicitation, which may, in some cases, be different than those of Alere’s stockholders generally, is set forth in the materials filed by Alere with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or similar words. A number of important factors could cause actual results of Alere and its subsidiaries to differ materially from those indicated by such forward-looking statements.  These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Abbott by Alere’s stockholders; (iii) the possibility that competing offers or acquisition proposals for Alere will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require Alere to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Alere’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability, (ix) the risk that the analysis discussed above is not completed in a timely manner, (x) the risk that a failure by Alere to file its Form 10-K for the fiscal year ended December 31, 2015 in a timely manner could lead to the acceleration of the maturity of certain of Alere’s indebtedness, (xi) the possibility that the analysis discussed above uncovers an error or errors in revenue recognition which require adjustment which may be material, or material weaknesses in the Company’s internal controls over financial reporting, (xii) risks relating to the ongoing investigations by the SEC and the United States Department of Justice, (xiii) the risk that these or other risk factors impact the expected timing of the filing of the Form 10-K for the fiscal year ended December 31, 2015, and (xiv) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2014 (as filed with the Securities and Exchange Commission on March 5, 2015, as amended on April 30, 2015, May 28, 2015 and November 13, 2015) and other risk factors identified herein or from time to time in our periodic filings with the Securities and Exchange Commission. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements.  These forward-looking statements are based on information, plans and estimates at the date of this report. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: March 14, 2016	By:	/s/ Douglas Barry
Name: Douglas Barry
Title: Associate General Counsel